Exhibit 99.01
THE E. W. SCRIPPS COMPANY
SHORT-TERM INCENTIVE PLAN
     1. Purpose. The purpose of this Short-Term Incentive Plan (this “Plan”) is to align employee and shareholder interests by providing cash incentives to eligible senior or other select management employees of The E. W. Scripps Company (the “Company”) for meeting and exceeding corporate, business unit and individual objectives defined each fiscal year.
     2. Definitions. The following capitalized words as used in this Plan shall have the following meanings:
          a. “Affiliate” means any corporation or other entity (including, but not limited to, partnerships, limited liability companies and joint ventures) controlled by the Company.
          b. “Award Opportunity” means a cash award opportunity established under the Plan for a Participant by the Committee pursuant to such terms, conditions, restrictions and/or limitations, if any, as the Committee may establish.
          c. “Board” means the Board of Directors of the Company.
          d. “CEO” means the Chief Executive Officer of the Company.
          e. “Code” means the Internal Revenue Code of 1986, as amended.
          f. “Committee” means the Compensation Committee of the Board.
          g. “Company” has the meaning given such term in Section 1 of this Plan.
          h. “Employee” means any person employed by the Company or Affiliate in a senior or other select management capacity, whether such Employee is so employed at the time the Plan is adopted or becomes so employed subsequent to the adoption of the Plan.
          i. “SVP-HR” means the Senior Vice President, Human Resources of the Company.
          j. “Participant” means, as to any Performance Period, any Employee who is selected by the Committee to be eligible to participate in the Plan for that Performance Period, as provided herein.
          k. “Payout Formula” means the formula established by the Committee for determining Award Opportunities for a Performance Period based on the level of achievement of the Performance Objectives for the Performance Period.
          l. “Performance Objectives” means the measurable or subjective performance objective or objectives established pursuant to this Plan for Participants who have received Award Opportunities. Performance Objectives may be described in terms of Company-wide objectives or objectives that are related to the performance of the individual Participant or of an Affiliate, division, business unit, department, region or function within the Company or Affiliate in which the Participant is employed and may be based on the following criteria: earnings per share; segment profit; gross margin; operating or other expenses; earnings before interest and taxes (“EBIT”); earnings before interest, taxes, depreciation and amortization; free cash flow; net income; return on investment (determined with reference to one or more categories of income or cash flow and one or more categories of assets, capital or equity); stock price appreciation; viewer ratings or impressions; online revenue; online segment profit; website traffic; circulation/readership; market share; revenue; assets (e.g., net asset value); capital (e.g., working capital); liquidity measures (e.g., total debt ratio or debt-to-EBDT); margins (e.g., profits divided by revenues, operating margins, gross margins or material margins divided by revenues); productivity (e.g., productivity improvement); sales or expenses (e.g., revenue growth, reduction in expenses, sales and administrative costs divided by sales or sales and administrative costs divided by profits); employee satisfaction; management of employment practices and employee benefits; supervision of litigation or labor negotiations; dealings with regulatory bodies; acquisitions or divestitures; and/or strategic business criteria related to a Participant’s area or areas of responsibility. The Performance Objectives may be made relative to the performance of other corporations or other entities
          m. “Performance Period” means the Company’s fiscal year or such other period as determined by the Committee in its discretion, within which the Performance Objectives relating to an Award Opportunity are to be achieved. The Committee may establish different Performance Periods for different Participants, and the Committee may establish concurrent or overlapping Performance Periods.
          n. “Plan” means The E. W. Scripps Company Short-Term Incentive Plan, as amended from time to time.
     3. Administration. The Committee shall be responsible for administration of the Plan. The Committee, by majority action, is authorized to interpret the Plan, to prescribe, amend, and rescind regulations relating to the Plan, to provide for conditions and assurances deemed necessary or advisable to protect the interests of the Company and its Affiliates, and to make all other determinations necessary or advisable for the administration of the Plan, but only to the extent not contrary to the express provisions of the Plan. Determinations, interpretations, or other actions made or taken by the Committee pursuant to the provisions of the Plan shall be final, binding and conclusive for all purposes and upon all Participants. No member of the Committee shall be liable for any such action or determination made in good faith. The Committee may delegate to the CEO, the SVP-HR or other senior officers or senior managers of the Company, subject to such terms as the Committee shall determine, authority to administer all or any portion of the Plan, or the authority to perform certain functions, including administrative functions. In the event of such delegation, all references to the Committee in this Plan shall be deemed references to such senior officers or senior managers as it relates to those aspects of the Plan that have been delegated. In this regard, the Committee specifically authorizes each senior officer and senior manager to establish the individual Performance Objectives for his or her direct reports who participate in the Plan and determine whether and to what extent the individual Performance Objectives for those direct reports have been achieved. Notwithstanding the foregoing, and to the extent required by the Committee charter or the applicable exchange listing standards, the Committee shall retain exclusive authority to establish Award Opportunities and determine payouts for any Board-appointed officers of the Company who are designated by the Board as “Section 16 officers”. Notwithstanding the foregoing, the Board (acting solely by the independent directors as identified under the applicable exchange listing standards) may perform any function of the Committee hereunder, in which case the term “Committee” shall refer to the Board.
     4. Eligibility. The Committee, in its sole discretion, shall determine which Employees will be eligible to participate in the Plan for any given Performance Period. In lieu of expressly selecting eligible Employees for Plan participation, the Committee may establish eligibility criteria providing for participation of all Employees who satisfy such criteria. When making eligibility determinations, the Committee shall consider the recommendations of the CEO and the SVP-HR; provided that the CEO shall make all recommendations with respect to the participation of the SVP-HR. An Employee who is a Participant for a given Performance Period is neither guaranteed nor assured of being selected for participation in any subsequent Performance Period.
     5. Award Opportunities
          a. After the beginning of each Performance Period, the Committee shall establish the Award Opportunity for each Participant, including the applicable Performance Objectives and Payout Formula. Each Performance Objective will be weighted by the Committee to reflect its relative importance to the Company in the applicable Performance Period. The Payout Formulas, Performance Objectives and weighting of the Performance Objectives need not be uniform with respect to any or all Participants. The Committee shall consider the recommendations of the CEO and the SVP-HR in determining the applicable

Payout Formulas, Performance Objectives and weighting of the Performance Objectives with respect to Participants other than the CEO; provided that the CEO shall make all recommendations with respect to the SVP-HR. The Committee may also establish Award Opportunities for newly hired or newly promoted Employees without compliance with the limitations provided herein, which Award Opportunities may be based on performance during less than the full Performance Period and may be pro-rated at the discretion of the Committee.
          b. Participants must achieve the Performance Objectives established by the Committee in order to receive payment of an Award Opportunity under the Plan. However, the Committee may determine that only a threshold level relating to a Performance Objective must be achieved for Award Opportunities to be paid under the Plan. Similarly, the Committee may establish a minimum threshold performance level, a maximum performance level, and one or more intermediate performance levels or ranges, with target award levels or ranges that will correspond to the respective performance levels or ranges included in the Payout Formula.
          c. The Committee may, in its sole discretion, modify the Payout Formulas, Performance Objectives or the related minimum acceptable level of achievement, in whole or in part, as the Committee deems appropriate and equitable (i) to reflect a change in the business, operations, corporate structure or capital structure of the Company or its Affiliates, the manner in which it conducts its business, or other events or circumstances or (ii) in the event that a Participant’s responsibilities materially change during a Performance Period or the Participant is transferred to a position that is not designated as eligible to participate in the Plan.
     6. Determination of Award Opportunities. Following the end of each Performance Period, the Committee shall determine in writing whether and to what extent the Performance Objectives with respect to each Participant for the applicable Performance Period have been achieved and, if such Performance Objectives have been achieved, to approve actual payment of each Award Opportunity under the Plan pursuant to the applicable Payout Formulas. The Committee shall consider the recommendations of the CEO and the SVP-HR when determining whether the Performance Objectives with respect to Participants other than the CEO have been achieved; provided that the CEO shall make all recommendations with respect to the SVP-HR. The Committee may, in its sole discretion, increase, decrease or eliminate the amount of any Award Opportunity otherwise payable to any Participant to reflect such Participant’s individual performance or such other factors as the Committee deems relevant, in recognition of changed or special circumstances, or for any other reason. In the event a Participant terminates employment with the Company and its Affiliates for any reason prior to the last day of the Performance Period, the Participant shall not be entitled to payment of an Award Opportunity with respect to that Performance Period; provided that in the case of termination of employment by reason of death, disability or normal or early retirement, or any other termination, the Committee may, in its sole discretion, pay all or any portion of the Award Opportunity to the Participant (or to the Participant’s estate in the event of his or her death) as the Committee deems appropriate and equitable.
     7. Payment of Award Opportunities. If earned as set forth in Section 6, an Award Opportunity of a Participant for a particular Performance Period shall be paid in cash after the end of the Performance Period, but in no event more than two and one half months following the end of the calendar year in which the Performance Period ends. Notwithstanding the foregoing, a Participant may elect to defer receipt of payment of an Award Opportunity in accordance with the terms and subject to the conditions of the Company’s deferred compensation plan.
     8. Tax Withholding. The Company and its Affiliates shall have the right to deduct from all payments made to any person under the Plan any federal, state, local, foreign or other taxes which, in the opinion of the Company and its Affiliates are required to be withheld with respect to such payments.
     9. No Employment Contract. Nothing contained in this Plan shall confer upon a Participant any right with respect to continuance of employment by the Company and its Affiliates, nor limit or affect in any manner the right of the Company and its Affiliates to terminate the employment or adjust the compensation of a Participant. For purposes of the Plan, the transfer of employment of a Participant between the Company and any one of its Affiliates (or between Affiliates) shall not be deemed a termination of the Participant’s employment.
     10. Transferability. No right or benefit under this Plan will be subject to anticipation, alienation, sale, assignment, pledge, encumbrance, or charge, and any attempt to anticipate, alienate, sell, assign, pledge, encumber, or charge such right or benefit will be void. No such right or benefit will in any manner be liable for or subject to the debts, liabilities, or torts of a Participant.
     11. Successors. All obligations of the Company under the Plan shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business or assets of the Company.
     12. Governing Law. The Plan and all Award Opportunities shall be construed in accordance with and governed by the laws of the State of Ohio, but without regard to its conflict of law provisions.
     13. Amendment or Termination. The Board, upon recommendation of the Committee, reserves the right, at any time, to amend, suspend or terminate the Plan, in whole or in part, in any manner, and for any reason, and without the consent of any Participant, Employee or other person. A proper amendment of this Plan automatically shall effect a corresponding amendment to all Participants’ rights hereunder without further action or notice. A proper termination of this Plan automatically shall effect a termination of all Participants’ rights hereunder without further action or notice.
     14. Participants Deemed to Accept Plan. By accepting any benefit under the Plan, each Participant and each person claiming under or through any such Participant shall be conclusively deemed to have indicated his acceptance and ratification of, and consent to, all of the terms and conditions of the Plan and any action taken under the Plan by the Board, the Committee or the Company or its Affiliates, in any case in accordance with the terms and conditions of the Plan.
     15. Participation by Employees of Affiliates. Any Affiliate may, by action of its board of directors or equivalent governing body and with the consent of the Board, adopt the Plan; provided that the Board may waive the requirement that such board of directors or equivalent governing body effect such adoption. By its adoption of or participation in the Plan, the adopting Affiliate shall be deemed to appoint the Company its exclusive agent to exercise on its behalf all of the power and authority conferred by the Plan upon the Company and accept the delegation to the Committee of all the power and authority conferred upon it by the Plan. The authority of the Company to act as such agent shall continue until the Plan is terminated as to the participating Affiliate. An Award Opportunity of a Participant employed by a participating Affiliate shall be paid in accordance with the Plan solely by that Affiliate, unless the Board otherwise determines that the Company shall be responsible for payment. Each Award Opportunity that may become payable under the Plan shall be paid solely from the general assets of the Company or the Affiliate responsible for payment thereof. Nothing in this Plan shall be construed to create a trust or to establish or evidence any Participant’s claim of any right to payment of an Award Opportunity other than as an unsecured general creditor with respect to any payment to which he or she may be entitled.